Exhibit 10.3
AMENDMENT NO. 3
THIS AMENDMENT NO. 3, dated as of February 28, 2017 (this “Amendment”), is entered into by and among MILACRON HOLDINGS CORP., a Delaware corporation (“Holdings”), MILACRON LLC, a Delaware limited liability company (the “Lead Borrower”), MOLD-MASTERS (2007) LIMITED, a Canadian corporation (the “Canadian Borrower”), the U.S. Subsidiaries and German Subsidiaries of Holdings listed on the signature pages hereto, as borrowers (and together with the Lead Borrower and the Canadian Borrower, collectively, the “Borrowers”), Milacron Canada Corp., a corporation formed under the laws of Ontario (the “Canadian Guarantor”), BANK OF AMERICA, N.A., a national banking association, in its capacities as administrative agent for the Lenders and as collateral agent for the Secured Parties (the “Agent”), and the lenders party hereto and under the Third Amended and Restated Credit Agreement dated as of May 14, 2015, as amended by that certain Amendment No. 1, dated as of March 22, 2016 and as further amended by that certain Amendment No. 2, dated as of December 28, 2016 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Third Amended Credit Agreement”, and the Third Amended Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”) entered into among the Borrower, the Guarantors, the Agent, each lender from time to time party thereto (collectively, the “Lenders”) and the other parties thereto.
PRELIMINARY STATEMENTS
A. The parties hereto wish to amend the Third Amended Credit Agreement on the terms set forth herein.
WHEREAS, Section 14.1.2 of the Credit Agreement provides that the Borrowers and the Agent may, without any further action or consent of any other party, enter into any amendment or modification of any Loan Document to cure an obvious error or any error or omission of a technical nature in the Loan Documents;
WHEREAS, the Borrowers and the Agent have jointly identified an error of a technical nature in the Third Amended Credit Agreement and desire to amend the Third Amended Credit Agreement pursuant to Section 14.1.2 on the terms set forth herein to cure such error;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Third Amended Credit Agreement.
SECTION 2. Amendment to Section 5.5.1(a) of the Third Amended Credit Agreement. Effective as of the Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Third Amended Credit Agreement is hereby amended as follows:
(a) Section 5.5.1(a)(xv) of the Third Amended Credit Agreement shall be deleted in its entirety and replaced with the following:

“fifteenth, to all other U.S. Secured Obligations (other than clause (f) of the definition of “U.S. Obligations” and, with respect to any amounts received from any Obligor, Excluded Hedging Obligations with respect to such Obligor);”
(b) Section 5.5.1(a)(xvi) of the Third Amended Credit Agreement shall be deleted in its entirety and replaced with the following:
“sixteenth, to all other Canadian Secured Obligations (other than clause (f) of the definition of “Canadian Obligations” and, with respect to any amounts received from any Obligor, Excluded Hedging Obligations with respect to such Obligor);”
(c) Section 5.5.1(a)(xxiii) of the Third Amended Credit Agreement shall be deleted in its entirety and replaced with the following:
“twenty third, to all other German Secured Obligations (other than clause (f) of the definition of “German Obligations” and, with respect to any amounts received from any Obligor, Excluded Hedging Obligations with respect to such Obligor).”
(d) The last paragraph in Section 5.5.1(a) of the Third Amended Credit Agreement shall be deleted in its entirety and replaced with the following:
“Any proceeds of Collateral securing the Canadian Secured Obligations (other than clause (f) of the definition of “Canadian Obligations”) and proceeds realized with respect to guarantees by any Canadian Subsidiary received on account of the Secured Obligations shall be applied ratably in the order specified in clauses eighth through fourteenth and thereafter ratably in the order specified in clauses sixteenth through twenty third set forth in this paragraph (a). Any proceeds of Collateral securing the German Secured Obligations (other than clause (f) of the definition of “German Obligations”) and proceeds realized with respect to guarantees by any European Guarantor received on account of the Secured Obligations shall be applied ratably in the order specified in clauses seventeenth through twenty third set forth in this paragraph (a).”
provided that this Amendment shall not constitute novation of the Third Amended Credit Agreement.
SECTION 3. Conditions of Effectiveness. This Amendment shall become effective on the fifth Business Day following the date hereof (such date being referred to as the “Amendment Effective Date”); provided that (x) The Agent shall have received this Amendment, duly executed and delivered by the Borrowers and the Guarantors, (y) the Adminstrative Agent shall not have received a written notice from the Required Lenders stating that the Required Lenders object to this Amendment prior to such date and (z) the Lead Borrower shall have paid to Bank of America, N.A. all reasonable and documented out-of-pocket expenses of the Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Agent) required to be reimbursed or paid by the Obligors pursuant to Section 14.2 of the amendment.
SECTION 4. Representations and Warranties. Each Obligor hereby represents and warrants as follows as of the date hereof:
(a) Each Obligor is duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or organizational action, and do not (i) contravene the applicable Organic Documents of any Obligor; (ii)

violate or cause a default under any Applicable Law; or (iii) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor, except with respect to contravention, violation or imposition of any Lien referred to in clauses (ii) and (iii) above, could not reasonably be expected to result in a Material Adverse Effect.

(b) Each of this Amendment and each other Loan Document, after giving effect to the amendments pursuant to this Amendment, is a legal, valid and binding obligation of each Obligor party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c) After giving effect to this Amendment, neither the modification of the Third Amended Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment or the performance of the Amended Credit Agreement:

(i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (which Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred); or
(ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
SECTION 5. Reference to and Effect on the Third Amended Credit Agreement and the Loan Documents.
(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the Borrowers under the Third Amended Credit Agreement or any other Loan Document (in each case, as amended or reaffirmed pursuant to this Amendment), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Third Amended Credit Agreement or any other Loan Document, all of which are ratified and reaffirmed in all respects and shall continue in full force and effect. Each Obligor reaffirms its Obligations under the Loan Documents to which it is party (including the Obligations of the Guarantee under Section 13 of the Amended Credit Agreement) and the validity of the Liens granted by each Loan Party pursuant to the Security Documents to which it is party and, as applicable, acknowledges and accepts its Obligations as to the German Obligations. Without limiting the generality of the foregoing, all Liens granted by any Obligor shall continue to be valid, enforceable and perfected Liens and shall secure the Obligations under the Amended Credit Agreement to the extent set forth therein.

(b) Each German Obligor, who is a party to a German Security Document, individually, and with regard to any accessory (akzessorisch) security interest created under any German Security Document in particular with respect to the provisions of section 1210 paragraph 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) hereby:

(i) confirms to each of the Secured Parties that the security interests created under any German Security Document shall remain in full force and effect and the amendments made to the Loan Documents by the Amended Credit Agreement shall not affect the validity (Wirksamkeit) and enforceability (Vollstreckbarkeit) of such security interests in any way; and
(ii) agrees, that from the Amendment Effective Date, the security interests created under any German Security Document shall secure any and all of the German Obligations and the German

Secured Bank Product Obligations (including, without limitation, any obligations owed to the Agent under the parallel debt undertaking (Parallel Debt means the parallel debt undertaking under Section 14.21 (Parallel Debt Undertaking) of the Amended Credit Agreement) and any obligation or liability to pay damages) which are or may become payable or owing by any German Obligor to any Secured Party or any of them pursuant to or in connection with the Loan Documents or any of them (including, but not limited to, any obligation based on unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt)), regardless of the definition of “Secured Obligations” contained in any German Security Document which creates a security interest, including any amounts which exceed the obligations secured by such security interests prior to the Amendment Effective Date, in each case, subject to the terms of the respective Security Document, in particular the terms limiting the enforcement of any security interest against any German Obligor for reasons to maintain its registered share capital.

(c) On and after the effectiveness of this Amendment, this Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and the other Loan Documents and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.
SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when the Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Amendment by telecopy or other electronic means (including “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. Notices. All communications and notices hereunder shall be given as provided in Section 14.3.1 of the Amended Credit Agreement.
SECTION 8. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or otherwise unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.
SECTION 9. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and permitted assigns.
SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).
[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
This amendment was executed outside of Belgium.

HOLDINGS:
MILACRON HOLDINGS CORP.

By:	/s/ Bruce A. Chalmers
Title: Vice President-Finance, Chief Financial
Officer and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

LEAD BORROWER:
MILACRON LLC

By:	/s/ Bruce A. Chalmers
Title: Vice President-Finance, Chief Financial
Officer
Attn: Bruce A. Chalmers
Telecopy:

CANADIAN BORROWER:
MOLD-MASTERS (2007) LIMITED

By:	/s/ Bruce A. Chalmers
Title: Vice President-Finance and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

[Signature Page to Amendment Agreement – Milacron LLC]

GUARANTOR:
MILACRON FINANCE CORP.

By:	/s/ Bruce A. Chalmers
Title: Vice President-Finance, Chief Financial
Officer and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

GUARANTOR:
MILACRON MARKETING COMPANY LLC

By:	/s/ Bruce A. Chalmers
Title: Chief Financial Officer and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

[Signature Page to Amendment Agreement – Milacron LLC]

GUARANTOR:
CIMCOOL INDUSTRIAL PRODUCTS LLC

By:	/s/ Bruce A. Chalmers
Title: Chief Financial Officer and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

GUARANTOR:
MILACRON PLASTICS TECHNOLOGIES
GROUP LLC

By:	/s/ Bruce A. Chalmers
Title: Chief Financial Officer and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

GUARANTOR:
DME COMPANY LLC

By:	/s/ Bruce A. Chalmers
Title: Chief Financial Officer and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

GUARANTOR:
MILACRON CANADA CORP.

By:	/s/ Bruce A. Chalmers
Title: Chief Financial Officer and Treasurer
Attn: Bruce A. Chalmers
Telecopy:

[Signature Page to Amendment Agreement – Milacron LLC]

GUARANTOR:
D-M-E EUROPE CVBA

By:	/s/ Denis Poelman
Title: Managing Director
Attn: Denis Poelman
Telecopy:

GUARANTOR:
UNILOY MILACRON SRL

By:	/s/ Bruce A. Chalmers
Title: Director
Attn: Bruce A. Chalmers
Telecopy:

GUARANTOR:
CIMCOOL EUROPE B.V.

By:	/s/ Gerrit Jue
Title: Managing Director
Attn: Gerrit Jue
Telecopy:

GUARANTOR:
MILACRON B.V.

By:	/s/ Gerrit Jue
Title: Managing Director
Attn: Gerrit Jue
Telecopy:

GUARANTOR:
CANGEN HOLDINGS, INC.

By:	/s/ Bruce A. Chalmers
Title: Vice President and Chief Financial Officer
Attn: Bruce A. Chalmers
Telecopy:
[Signature Page to Amendment Agreement – Milacron LLC]

GERMAN BORROWERS:
FERROMATIK MILACRON GMBH

By:	/s/ Denis Poelman
Title: Managing Director
Attn: Denis Poelman
Telecopy:

UNILOY MILACRON GERMANY GMBH

By:	/s/ Denis Poelman
Title: Managing Director
Attn: Denis Poelman
Telecopy:

DME NORMALIEN GMBH

By:	/s/ Denis Poelman
Title: Managing Director
Attn: Denis Poelman
Telecopy:

D-M-E EUROPE CVBA

By:	/s/ Hans Hagelstein
Title: Managing Director
Attn: Hans Hagelstein
Telecopy:

[Signature Page to Amendment Agreement – Milacron LLC]

AGENT:
BANK OF AMERICA, N.A.,
As Agent

By:	/s/ Brad H. Breidenbach
Title: Senior Vice President
Attn: Brad H. Breidenbach
Telecopy:

[Signature Page to Amendment Agreement – Milacron LLC]